UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2016

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2016, the Board of Directors of American States Water Company approved an amendment to the Amended and Restated 2008 Stock Incentive Plan to prohibit the grant of additional awards after August 15, 2016 if the shareholders of the Company approve a new stock incentive plan at the Company’s annual meeting on May 17, 2016.  The Board of Directors also approved an amendment to the Amended and Restated 2008 Stock Incentive Plan to delete a provision that was confusing and unnecessary.  A copy of this amendment is attached as Exhibit 10.1.

On March 23, 2016, the Compensation Committee of the Board of Directors approved the 2016 short-term incentive program (the “Bonus Program”) for the executive officers (the “Executive Officers”) of American States Water Company.  Under the terms of the Bonus Program, each of the Executive Officers is eligible to earn an objective cash bonus and a discretionary cash bonus for the 2016 calendar year.

The target aggregate bonus for Robert J. Sprowls, President and Chief Executive Officer of American States Water Company and its subsidiaries, Eva G. Tang, Senior Vice President-Finance, Chief Financial Officer and Corporate Secretary of American States Water Company and its subsidiaries and Treasurer of American States Water Company, Denise L. Kruger, Senior Vice President-Regulated Utilities for Golden State Water Company, James C. Cotton III, Senior Vice President and Procurement Officer of American States Utility Services, Inc. and its subsidiaries, and Patrick R. Scanlon, Vice President-Water Operations for Golden State Water Company is 70%, 30.5%, 30.5%, 50% and 25%, respectively, of his or her base salary for 2016.  The objective bonus is 80% of the target aggregate bonus for each of these Executive Officers and will become payable based upon each Executive Officer’s attainment of specific performance targets set forth in the Bonus Program.  The discretionary bonus is 20% of the target aggregate bonus for each of these Executive Officers and is payable based on the Company’s subjective assessment of the Executive Officer’s performance in the areas of our business over which he or she has responsibility.

A copy of the 2016 Short-Term Incentive Program and the Form of 2016 Short-Term Incentive Program Award Agreement are attached as Exhibits 10.3 and 10.4.

Exhibit 8.01.  Other Events.

On March 24, 2016, the Board of Directors of the Company also approved an amendment to the 2013 Non-Employee Directors Stock Plan in order to reduce the aggregate number of common shares issuable under this plan to 200,000 shares.  Furthermore, the aggregate number of shares of the Company’s common stock that may be delivered to an individual under this plan in a calendar year shall not exceed 2,500 shares.  A copy of this amendment is attached as Exhibit 10.2.

Section 9-Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

The following documents are filed as an Exhibit to this report:

Exhibit 10.1:   Amended and Restated 2008 Stock Incentive Plan, as amended and restated*

Exhibit 10.2:   2013 Non-Employee Directors Stock Plan, as amended*

Exhibit 10.3:             2016 Short-Term Incentive Program*

Exhibit 10.4:             Form of 2016 Short-Term Incentive Program Award Agreement*

*Management contract or compensatory arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY:

Date: March 25, 2016	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer